UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): May 5, 2005


                                                                   IRS Employer
Commission     Registrant; State of Incorporation;                Identification
File Number    Address; and Telephone Number                           Number
-----------    ------------------------------------------        ---------------

1-13739        UNISOURCE ENERGY CORPORATION                         86-0786732
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

1-5924         TUCSON ELECTRIC POWER COMPANY                        86-0062700
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 5, 2005, UniSource Energy Corporation ("UniSource Energy") issued a press release announcing earnings for the quarter ended March 31, 2005 for UniSource Energy and Tucson Electric Power Company. A copy of the press release is attached hereto as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99        UniSource Energy Corporation Press Release, dated
                            May 5, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: May 5, 2005                   UNISOURCE ENERGY CORPORATION
                                ------------------------------------
                                            (Registrant)


                                      /s/ Kevin P. Larson
                               ------------------------------------
                                  Vice President and Principal
                                       Financial Officer


Date: May 5, 2005                TUCSON ELECTRIC POWER COMPANY
                               ------------------------------------
                                         (Registrant)


                                      /s/ Kevin P. Larson
                               ------------------------------------
                                   Vice President and Principal
                                        Financial Officer